UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):  February 26, 2007

MORGAN STANLEY ABS CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130694-22	13-3939229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1585 Broadway, 2nd Floor
New York, New York		10036
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code (212)  761-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.

Description of the Notes and the Home Equity Loans

On February 27, 2007, a trust agreement dated as of February 1, 2007 (the “Trust Agreement”), was entered into between Morgan Stanley ABS Capital I Inc., as purchaser (the “Registrant”) and Wilmington Trust Company, as owner trustee (the “Owner Trustee”).  The Trust Agreement was entered into for the purpose of creating MSCC HELOC Trust 2007-1 (the “Trust”).  The Trust Agreement is annexed hereto as Exhibit 99.1.

The Trust then purchased the home equity loans (the “Home Equity Loans”), pursuant to the home equity loan purchase agreement (the “Home Equity Loan Purchase Agreement”), dated as of February 1, 2007 by and between the Registrant and Morgan Stanley Credit Corporation, as seller (the “Seller”).  The Home Equity Loan Purchase Agreement contains representations and warranties made by the Seller to the Depositor with respect to the Home Equity Loans sold by such Seller.  The Home Equity Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

The Indenture, dated as of February 1, 2007, was entered into by and between the Owner Trustee and Wells Fargo Bank National Associaiton, as Indenture Trustee (the “Indenture Trustee”), for the purpose of issuing a single series of notes, entitled MSCC HELOC Trust 2007-1 (the “MSCC HELOC Trust”), HELOC Asset-Backed Notes, Series 2007-1 (the “Notes”).  The Notes (collectively, the “Publicly-Offered Notes”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130694).  The Indenture is annexed hereto as Exhibit 99.3.

The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of February 27, 2007 (the “Underwriting Agreement”), between the Registrant and the Underwriter.  The Underwriting Agreement is annexed hereto as Exhibit 99.4.

 The Home Equity Loans will be serviced by the Seller pursuant to the Servicing Agreement by and among the Trust, the Indenture Trustee and Morgan Stanley Credit Corporation, as servicer (the “Servicer”), dated as of February 1, 2007.  The Servicing Agreement is annexed hereto as Exhibit 99.5.

Ambac Assurance Corporation (“Ambac”) issued an insurance policy (the “Insurance Policy”) dated as of February 27, 2007 to guarantee payment of interest and principal to the noteholders.  The Insurance Policy is annexed hereto as Exhibit 99.6.

The Custodial Agreement (the “Custodial Agreement”) dated as of February 1, 2007 by and among the Indenture Trustee, the Servicer and the Wells Fargo Bank, National Association, as custodian (the “Custodian”), was entered into to provide for the custodial arrangement for the Home Equity Loans.  The Custodial Agreement is annexed hereto as Exhibit 99.7.

Section 9.

Item 9.01. Financial Statements, Pro Forma Financial

Information And Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

99.1	The Trust Agreement, dated as of February 1, 2007, by and between the Registrant and Owner Trustee.

99.2	The Home Equity Loan Purchase Agreement, dated as of February 1, 2007, by and between the Registrant and the Seller.

99.3	The Indenture, dated as of February 1, 2007, by and between the Owner Trustee and the Indenture Trustee.

99.4	The Underwriting Agreement, dated as of February 27, 2007, by and between the Registrant and the Underwriter.

99.5	The Servicing Agreement, dated as of February 1, 2007, 2007, by and among the Trust, the Indenture Trustee and the Servicer.

99.6	The Insurance Policy, dated as of February 27, 2007, as issued by Ambac Assurance Corporation.

99.7	The Custodial Agreement, dated as of February 1, 2007, by and among the Indenture Trustee, the Servicer and the Custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 8, 2007

MORGAN STANLEY CAPITAL I INC.

By: /s/ Valerie Kay
Name:  Valerie Kay
Title:  Executive Director

EXHIBIT INDEX

Exhibit                      Description

99.1	The Trust Agreement, dated as of February 1, 2007, by and between the Registrant and Owner Trustee.

99.2	The Home Equity Loan Purchase Agreement, dated as of February 1, 2007, by and between the Registrant and the Seller.

99.3	The Indenture, dated as of February , 2007, by and between the Owner Trustee and the Indenture Trustee.

99.4	The Underwriting Agreement, dated as of February 27, 2007, by and between the Registrant and the Underwriter.

99.5	The Servicing Agreement, dated as of February 1, 2007, 2007, by and among the Trust, the Indenture Trustee and the Servicer.

99.6	The Insurance Policy, dated as of February 27, 2007, as issued by Ambac Assurance Corporation.

99.7	The Custodial Agreement, dated as of February 1, 2007, by and among the Indenture Trustee, the Servicer and the Custodian.

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